Revenue from contracts with customers	12 Months Ended
Jun. 30, 2025
Revenue from contracts with customers
Revenue from contracts with customers

29. Revenue from contracts with customers

Accounting policy

Revenue from contracts with customers is recognized when control of the goods or services are transferred to the customer at an amount that reflects the consideration to which the Group expects to be entitled in exchange for those goods or services. For sales of grains see Note 11.

Revenue from the sale of agricultural inputs is recognized at the point in time when control of the product is transferred to the customer as follows:

(i)      Retail sales – Sale of products in retail locations, or delivered to the customers, including crop protection, fertilizers, seeds and specialty inputs;

(ii)    Grains – Sale of grains as a result of Barter transactions (Note 11);

(iii)  Private Label products – Products delivered to the client such as biological, special fertilizers and off-patent.

When products are delivered to the customer revenue is recognized when the customer receives the product at the specified location. The Group engages third parties to provide freight services.

The Group provides pulverization services. The Group recognizes revenues from these services when the customer receives and consumes the benefits provided to them, at the time the pulverization services take place.

The Group generally acts as a principal as it has the primary responsibility for delivering the contracted goods, bears the inventory risk, and has discretion to establish the price.

Sales prices are substantially based on international benchmark market prices, which are variable and subject to global supply and demand, and other market factors. There are no general warranties to the customers. Returns and incentives are estimated based on historical and forecasted data, contractual terms, and current conditions. Transportation costs are generally recovered from the customer through sales pricing and is included in cost of goods sold.

Trade receivables usually include a significant financing component. As such, the transaction price is discounted, using the interest rate implicit in the contract (i.e., the interest rate that discounts the trade receivable amount to the cash selling price) and revenue is recognized for such amount. A significant financing component is recognized as financial income under the amortized cost method.

The average monthly interest rate applied was 1.12% for June 2025, 0.90% for June 2024 and 0.96% for June 2023.

Below is revenue from contracts with customers disaggregated by product line and geographic location:

	2025	2024	2023

Inputs Retails sales
Brazil	3,694,098	6,510,383	6,950,340
Colombia	1,279,583	1,114,104	1,145,520

Private Label products
Crop Care	860,803	678,021	557,167

Grains (i)
Brazil	560,401	1,013,312	633,565
Colombia	93,729	41,045	33,360

Services
Brazil	2,260	—	—
Colombia	26,404	35,399	27,461

Total Revenues	6,517,278	9,392,264	9,347,413

Summarized by region
Brazil	5,117,562	8,201,716	8,141,072
Colombia	1,399,716	1,190,548	1,206,341

(i)       As explained in Note 11, the Group receives grains from certain customers in exchange to the product sold. The fair value of such non-cash consideration received from the customer is included in the transaction price and measured when the Group obtains control of the grains. The Group estimates the fair value of the non-cash consideration by reference to its market price.